Other Current and Non-current Liabilities - Summary of Other Non-current Liabilities (Detail) - USD ($) $ in Millions		Dec. 31, 2021	Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Asset retirement obligations	[1]	$ 553	$ 369
Accruals for legal assessments and other responsibilities	[2]	48	27
Non-current liabilities for valuation of derivative instruments		30	53
Environmental liabilities	[3]	276	275
Other non-current liabilities and provisions	[4],[5]	391	273
Other non-current liabilities		$ 1,298	$ 997

[1]	Provisions for asset retirement include future estimated costs for demolition, cleaning and reforestation of production sites at the end of their operation, which are initially recognized against the related assets and are depreciated over their estimated useful life. The increase in 2021 mainly refers to the decrease in the discount rate as well as update in estimates in CEMEX’s operations in the United States.
[2]	Provisions for legal claims and other responsibilities include items related to tax contingencies.
[3]	Environmental liabilities include future estimated costs arising from legal or constructive obligations, related to cleaning, reforestation and other remedial actions to remediate damage caused to the environment. The expected average period to settle these obligations is greater than 15 years.
[4]	As of December 31, 2021 and 2020, includes $6 and $12, respectively, of the non-current portion of taxes payable in Mexico.
[5]	As of December 31, 2021 and 2020, the balance includes deferred revenues of $32 and $42, respectively, that are amortized to the income statement as deliverables are fulfilled over the maturity of long-term clinker supply agreements.